Exhibit 10.17

          CENTRAL SERVICER DELINQUENT LOAN SERVICING TRANSFER AGREEMENT

This Central Servicer Delinquent Loan Servicing Transfer Agreement (the "Transfer Agreement") dated as of July 1, 2004, is by and between AgFirst Farm Credit Bank, a federally chartered institution of the Farm Credit System with offices located at 1401 Hampton Street, Columbia, South Carolina (hereinafter referred to as "AgFirst") and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States with offices located at 1133 21st Street, NW, Suite 600, Washington, D.C. (hereinafter referred to as "Farmer Mac").

                                   WITNESSETH:

WHEREAS, AgFirst is the Central Servicer of and owns the right to service a portfolio of agricultural real estate mortgage loans and REO Properties representing liquidated loan collateral identified in Exhibit A attached hereto (collectively referred to as the "Loans"), having an aggregate outstanding principal balance of approximately ninety-seven million five hundred thousand dollars ($97,500,000), which Loans are serviced for Farmer Mac as beneficial owner or Master Servicer of the Loans; and

WHEREAS, the rights and obligations of AgFirst with respect to servicing the Loans are set out in (1) the Master Central Servicing Agreement (Full-Time Agriculture) between Farmer Mac and AgFirst dated as of July 1, 1998; (2) the Master Central Servicing Agreement between Farmer Mac and Western Farm Credit Bank dated as of June 1, 1996, as amended and supplemented; and (3) the Master Central Servicing Agreement between Farmer Mac and HarvestOne Funding, LLC dated as of July 1, 1999, as amended (the three agreements being referred to collectively as the "Servicing Agreements"); and

WHEREAS, effective July 1, 2004 (the "Transfer Date"), AgFirst desires to transfer to Farmer Mac, and Farmer Mac desires to assume, certain central servicing rights and obligations with respect to the Loans; and

WHEREAS, capitalized terms used in this Transfer Agreement and not otherwise defined herein shall have the meanings given them in the Servicing Agreements;

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties to this Transfer Agreement hereby agree as follows:

                                   ARTICLE I.
                       TRANSFER OF SERVICING OBLIGATIONS.

1.1 Transfer of Certain Servicing Rights and Obligations. On the Transfer Date, AgFirst shall transfer and assign, and Farmer Mac shall assume, those central servicing rights and obligations with respect to the Loans marked with an "X" under "Farmer Mac" in the servicing responsibility matrix in Exhibit B attached hereto, in accordance with the terms and conditions of this Transfer Agreement.

1.2 Delivery and Custody of Servicer Loan Files. AgFirst agrees to cooperate with Farmer Mac and to perform any and all acts and execute and deliver any and all documents as may be required, necessary, proper or appropriate to effect the transfer to Farmer Mac of the specified servicing rights and obligations related to the Loans. Specifically, AgFirst agrees to send promptly to Farmer Mac all records and files maintained by AgFirst with respect to the Loans (the "Servicer Loan Files").

1.3 Representations as to the Servicer Loan Files. AgFirst represents and warrants that the Servicer Loan Files transferred to Farmer Mac are complete and accurate and that, as of the Transfer Date, AgFirst has performed all of its servicing obligations required by the Servicing Agreements with respect to the Loans.

1.4 Release of Custody and Delinquent Loan Servicing Obligations. Subsequent to the transfer of the Servicer Loan Files, Farmer Mac releases and discharges AgFirst from those obligations with respect to the Loans transferred to Farmer Mac as set forth in Exhibit B that otherwise arise as obligations of AgFirst under the Servicing Agreements, the Farmer Mac Seller/Servicer Guide and/or the Farmer Mac Minimum Servicing Standards Attestation Program "Agreed Upon Procedures" as may be applicable, including those obligations related to the maintenance, custody, control and safekeeping of such files.

1.5 Access to Servicer Loan Files. Farmer Mac agrees to cooperate with AgFirst and perform any and all necessary acts related to the access and/or duplication of any Servicer Loan File content as may be required by AgFirst from time to time in the fulfillment of any servicing obligations, regulatory inquiry or examination or as may otherwise may be needed.

1.6 Survival of Certain Obligations. AgFirst acknowledges and agrees that, notwithstanding the transfer of certain servicing rights and obligations with respect to the Loans pursuant to this Transfer Agreement, AgFirst shall continue to be bound by any representations and warranties made with respect the Loans pursuant to the Seller/Servicer Agreement between Farmer Mac and AgFirst dated as of December 16, 1996. Neither will the transfer of the specified servicing rights and obligations relieve AgFirst of any liabilities it may have under: (1) the Servicing Agreements with respect to AgFirst's servicing actions, or failure to act, prior to the Transfer Date; or (2) the Loan File Review and Underwriting Agreement dated as of April 8, 1998 between AgFirst and Farmer Mac, as amended. Farmer Mac acknowledges and agrees that it shall be liable for all actions taken by it on and after the Transfer Date as transferee of the servicing rights and obligations specified in Exhibit B.

                                   ARTICLE II.
                    COMPENSATION, REIMBURSEMENT AND ADVANCES.

2.1 Modification of Compensation. AgFirst acknowledges and agrees that its compensation under the Servicing Agreements for its reduced central servicing obligations with respect to each Loan shall be calculated at the applicable Servicing Fee Rate set forth in the applicable Servicing Agreement less [material omitted pursuant to a request for confidential treatment and filed separately with the SEC]. In consideration of Farmer Mac's performance of the servicing obligations transferred by this Transfer Agreement, Farmer Mac shall receive a Servicing Fee with respect to each Loan calculated at a Servicing Fee Rate of [material omitted pursuant to a request for confidential treatment and filed separately with the SEC]. AgFirst acknowledges and agrees that any such Servicing Fee payable to Farmer Mac does not include any transfer fees separately payable by AgFirst to Farmer Mac with respect to a Loan in connection with the transfer of central servicing rights and obligations from HarvestOne Funding, LLC and Western Farm Credit Bank to AgFirst.

     AgFirst further acknowledges and agrees that, except for: (1) a $500 fee with respect to each partial release for which AgFirst prepares the documentation or other servicing action for which AgFirst performs legal work; and (2) any field servicer fees payable to AgFirst under the Servicing Agreements, AgFirst shall not be entitled to any other servicing compensation under the Servicing Agreements, including any compensation in the form of assumption fees, late payment charges, interest calculated at a penalty rate, or other service charges imposed upon borrowers in connection with servicing the Loans. AgFirst shall deposit that portion of the Servicing Fee and other servicing compensation due to Farmer Mac in the Collection Account with the related Installment Payment and report that amount to Farmer Mac in the Central Servicer Report for the related Collection Period.

2.2 Reimbursement for Outstanding Advances. Farmer Mac agrees to reimburse AgFirst for any Central Servicer Delinquency Advances or any other servicing advances made pursuant to Sections 3.03 or 3.07 of the Servicing Agreements ("Servicing Advances") made by AgFirst under the Servicing Agreements and outstanding as of the Transfer Date within a reasonable time after receiving an invoice from AgFirst for such reimbursement.

2.3 Delinquency Advances. Subsequent to the execution of this Transfer Agreement, AgFirst shall no longer be obligated to make Central Servicer Delinquency Advances with respect to the Loans. AgFirst will continue to report such information as may be required to the bond administrator for Farmer Mac, currently American Southwest Financial, or such other administrator as may be later designated by Farmer Mac.

2.4 Servicing Advances. Subsequent to the execution of this Transfer Agreement, AgFirst shall continue to make Servicing Advances on the Loans as may be approved by Farmer Mac from time to time. Farmer Mac agrees to reimburse AgFirst for any such approved Servicing Advances within a reasonable time after receiving an invoice from AgFirst for such reimbursement.

2.5 Expenses Related to Transfer. AgFirst shall insure and ship to Farmer Mac, at Farmer Mac's sole cost and expense, the Servicer Loan Files and collection records that are reasonably necessary to service the Loans. Any such other costs that may arise during the cost of the transfer shall be apportioned as shall be agreed upon by the parties.

                                  ARTICLE III.
                                 MISCELLANEOUS.

3.1 Confidentiality of Information. AgFirst and Farmer Mac, including their respective affiliates, directors, officers, employees and authorized representatives, shall hold in strict confidence and, except as otherwise required by law, shall not use or disclose to any other party without the prior written consent of the other party hereto all information received from the other party concerning customers, proprietary business procedures, servicing fees or prices, or policies or plans of the other party or any of its affiliates.

3.2 Termination Upon Sale of Servicing. Nothing in this Transfer Agreement shall be construed as prohibiting the sale to a third party of the servicing rights and obligations with respect to the Loans retained by AgFirst, subject to the following: (1) any such sale shall be subject to a right of first refusal in favor of Farmer Mac; and (2) any such sale shall be conditioned upon the approval of Farmer Mac in accordance with the Servicing Agreements. In the event of such an approved sale to a third party, Farmer Mac agrees to cooperate fully in the transfer and assignment of AgFirst's remaining servicing obligations with respect to the Loans to the third party upon the later of ninety (90) days notice of the intent to sell or thirty (30) days from the date of approval by Farmer Mac. All expenses related to the sale and transfer of AgFirst's remaining servicing rights and obligations with respect to the Loans shall be the sole responsibility of AgFirst.

3.3 Survival of Representations and Warranties. Each party hereto covenants and agrees that any representations and warranties in this Transfer Agreement, and in any document delivered or to be delivered pursuant hereto, shall survive the Transfer Date.

3.4 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Transfer Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested, postage prepaid:

      If to the AgFirst, to:    William L. Melton, Vice President
                                AgFirst Farm Credit Bank
                                1401 Hampton Street
                                Columbia, SC 29201

      If to the Farmer Mac, to: Michael P. Morris, Vice President
                                Federal Agricultural Mortgage Corporation
                                1133 21st Street, NW, Suite 600
                                Washington, DC  20036

     or to such other address as Farmer Mac or AgFirst shall have specified in writing to the other.

3.5 Applicable Laws. This Transfer Agreement shall be construed in accordance with federal law. To the extent that federal law incorporates state law, that law shall be the laws of the District of Columbia.

3.6 Incorporation of Exhibits. All of the exhibits attached hereto shall be incorporated herein and shall be understood to be a part hereof as though included in the body of this Transfer Agreement.

3.7 Severability of Provisions. If any one or more of the covenants, agreements, provision, or terms of this Agreement shall be for any reason whatsoever held invalid, such covenants, agreements, provisions, or terms shall be deemed severable form the remaining covenants, agreements, provisions, or terms of this Transfer Agreement and shall in no way affect the validity or enforceability of the other provisions of this Transfer Agreement or of the rights of the parties hereto.

3.8 Counterparts. This Transfer Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned parties to this Transfer Agreement has caused the same to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first written above.


AGFIRST FARM CREDIT BANK               FEDERAL AGRICULTURAL MORTGAGE CORPORATION



By:  /s/ William L. Melton                 By:  /s/ Michael P. Morris
   ------------------------------------        -----------------------------
Name:  William L. Melton                   Name:  Michael P. Morris
Title: Vice President                      Title: Vice President -
                                                            Agricultural Credit

                                    EXHIBIT A

|------------|----------|---------|------------|------------|-----------------|
|            | AgFirst  | AgFirst | Farmer Mac | Farmer Mac |                 |
|AgFirst Name| Balance  |  Loan#  |    Loan#   |   Balance  | Farmer Mac Name |
|------------|----------|---------|------------|------------|-----------------|

[information for 278 agricultural mortgage loans omitted pursuant to a request for confidential treatment and filed separately with the SEC]



                                    EXHIBIT B

                         Servicing Responsibility Matrix

                                                                       Responsibility
Description of Central Servicer Rights and Obligations             AgFirst    Farmer Mac
-----------------------------------------------------------------|-----------|-----------|
Billings                                                         |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Payment Processing and Process Returned Items                    |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Investor Accounting and Remitting                                |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Field Servicer Payments                                          |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
ARM Changes                                                      |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
ARM Notifications                                                |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Payment of Taxes*                                                |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Ensure payment of insurance premiums; if premiums not paid,      |           |           |
force place insurance*                                           |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Annual Statements                                                |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Credit Bureau Reporting                                                X     |           |
-----------------------------------------------------------------|-----------|-----------|
IRS Reporting                                                    |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Loan Level Detail                                                |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Late Notices after Grace Day                                     |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Loss Drafts (Farmer Mac makes decision; AgFirst processes)       |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Loan Inquiries through remote access to web (loan overview only; |           |           |
no payoffs by Farmer Mac)                                        |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
UCC Continuations (AgFirst prepares and files UCC continuation   |           |           |
statements for HarvestOne Loans; field servicer prepares and     |           |           |
files all other UCC continuation statements)                     |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
UCC Continuations (Monitor filing of UCC continuation statements |           |           |
by field servicers)                                              |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Financial Statements (including requesting statements)           |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Collateral Inspections (including requesting inspections)        |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Collateral Assessment Reports (CARs)                             |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Appraisals and Appraisal Ordering                                |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Payoffs (AgFirst prepares payoff letters; Farmer Mac fields      |           |           |
payoff requests and sends out letters)                           |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Satisfactions (UCC Terminations; Reconveyances)                  |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Partial Releases (Farmer Mac gathers information and makes       |           |           |
decision; AgFirst prepares documentation for a $500 fee)         |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Mortgage Verifications (Farmer Mac receives; AgFirst processes)  |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Borrower Requests on Servicing Actions (Farmer Mac makes         |           |           |
decisions; AgFirst processes any system changes and legal        |           |           |
documentation  required, with a $500 fee for all legal work)     |     X     |      X    |
-----------------------------------------------------------------|-----------|-----------|
Delinquent List and Notifications to Field Servicer (copy to     |           |           |
Farmer Mac)                                                      |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Delinquency Letters (AgFirst sends Billing Letter, After Grace   |           |           |
Date Notice Letter, and Demand Letter on day 35; Farmer Mac will |           |           |
be the contact at 1-866-552-4909)                                |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Collection Calls                                                 |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Special Borrower Letter Bulk Mailings                            |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Monthly Delinquent Reporting with Action Codes (Distressed Loan  |           |           |
Reporting Module)                                                |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Regulatory Reporting and Other Reporting other than Monthly      |           |           |
Delinquency Reporting                                            |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Foreclosures, including Advance Approval and Tracking*           |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Bankruptcy Processing, including Advance Approval and Tracking*  |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
REO Processing, including Advance Approval and Tracking*         |           |      X    |
-----------------------------------------------------------------|-----------|-----------|
Farmer Mac will obtain and maintain all servicing files.         |           |           |
AgFirst will retain a copy of portions of the servicing files    |           |           |
for UCC, taxes and insurance monitoring. Upon request, Farmer Mac|           |           |
will send a copy of necessary documents from the servicing       |           |           |
file to AgFirst.                                                 |     X     |           |
-----------------------------------------------------------------|-----------|-----------|
Daily reports detailing all payments received on the Loans       |     X     |           |
-----------------------------------------------------------------|-----------|-----------|

* AgFirst will notify Farmer Mac of the tax, insurance or other advance amount required to be paid; AgFirst will pay any such amount approved by Farmer Mac; Farmer Mac will reimburse AgFirst the month following the payment.